UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2013

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-878-1000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the "Company" or "ENGlobal") held its 2013 Annual Meeting of Stockholders on December 20, 2013. The following proposals were submitted to the holders of the Company's common stock (the "Common Stock") for a vote to:

•	Elect four directors to the Board of Directors of ENGlobal;

•	Approve an amendment to the ENGlobal 2009 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 980,000 shares to 1,830,000 shares;

•	Ratify the appointment of Hein & Associates LLP as the independent auditors of ENGlobal for fiscal year 2013;

•	Conduct a non-binding "say-on-pay" advisory vote on the compensation of our named executive officers;

•	Conduct a non-binding "say-on-frequency" advisory vote on the frequency of future advisory votes on the compensation of our named executive officers;

The results of such votes were as follows:

1. The following votes were cast in the election of four nominees to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	17,529,862	358,833
David W. Gent, P.E.	17,163,427	725,268
Randall B. Hale	17,163,365	725,330
David C. Roussel	17,159,810	728,885

The number of broker non-votes was 7,012,606.

2. The following votes were cast in the approval of an amendment to the ENGlobal Corporation 2009 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 980,000 shares to 1,830,000:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
13,813,391	3,338,950	736,354	7,012,606

3. The following votes were cast in the ratification of the appointment of Hein & Associates LLP as the independent auditors of the Company for fiscal year 2013:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining
23,417,495	1,371,004	112,802

4. The following votes were cast in the approval of a non-binding "say-on-pay" advisory vote on the compensation of ENGlobal's named executive officers; and

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
16,601,931	541,156	745,608	7,012,606

5. The following votes were cast in the approval of a non-binding "say-on-frequency" advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

Number of Votes 1 Year	Number of Votes 2 Years	Number of Votes 3 Years	Number of Votes Abstaining
5,449,404	54,197	12,336,997	48,097

Consistent with the votes at the 2013 Annual Meeting of Stockholders, the Company has determined to hold an non-binding "say-on-pay" advisory vote on the compensation of its named executive officers every three years.

Item 7.01. Regulation FD Disclosure.

On December 20, 2013, the Company issued a press release announcing the results of its 2013 Annual Meeting of Stockholders. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of ENGlobal Corporation dated December 20, 2013.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation (Registrant)
December 20, 2013 (Date)	/s/ NATALIE S. HAIRSTON Natalie S. Hairston Chief Governance Officer, Corporate Vice President - Investor Relations, and Corporate Secretary